                                                                   Exhibit 10.17

                                 Medscape, Inc.
                       Nonqualified Stock Option Agreement

            THIS AGREEMENT, made as of the 23rd day of May, 1996, by and between Medscape, Inc., a New York corporation (the "Company"), and _______ (the "Optionee").

            WITNESSETH, THAT:

            WHEREAS, the Company wishes to grant this stock option to the Optionee.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Grant of Option

            The Company hereby grants to the Optionee, on the date set forth above, the right and option (hereinafter called "the option") to purchase all or any part of an aggregate of XXXXXXX shares of Class B Common Stock, par value $.01 per share, at the price of $.027 per share on and subject to the terms and conditions set forth herein. This option is intended to be a nonqualified stock option.

2. Duration and Exercisability

            (a) Except as provided in paragraphs (c) and (e) below, this option may not be exercised by Optionee until the expiration of one (1) year from the date of grant, and this option shall in all events terminate ten (10) years after the date of grant. Subject to the other terms and conditions set-forth herein, this option may be exercised by Optionee in cumulative installments as follows:

      ==========================================================================
                                                    Cumulative percentage of
         On or after each of the                  shares as to which option is
             following dates                              exercisable
      --------------------------------------------------------------------------
              June 1, 1997                                    33.3%
      --------------------------------------------------------------------------
              June 1, 1998                                    66.6%
      --------------------------------------------------------------------------
              June 1, 1999                                   100.0%
      ==========================================================================

            (b) During the lifetime of Optionee, the option shall be exercisable only by Optionee and shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution.

            (c) Notwithstanding the installment exercise provision set forth in paragraph (a) above and subject to the other terms and conditions set forth herein, this option may be exercised as to 100% of the shares of Common Stock of the Company for which this option was granted on the date of a "change of control" as hereinafter defined. Notwithstanding the provisions of the Plan, a "change of control" shall mean the date on which the Board of Directors of the Company, in its sole and absolute discretion, determines that a significant change in the stock ownership of the Company or in the ownership of substantially all of the assets of the Company has occurred, whether or not a "Corporate Change" shall be deemed to have occurred under the 1996 Stock Option Plan (the "Plan").

            (d) In consideration of the grant of the option provided in Section 1 hereof, the Optionee agrees that upon exercise of the option, in whole or in part, the Optionee at the election of the Board of Directors shall enter into and be bound by the terms and provisions of such agreements among stockholders generally as the Board shall designate.

            (e) Notwithstanding the foregoing, however, the Optionee's right to exercise the Option shall be subject to satisfaction of the requirements under
Section 2(e) of the SCP Option (related to performance based vesting) and the option may be exercised only to the same percentage that the SCP Option is exercisable. The "SCP Option" shall mean the option granted on the date hereof to the Optionee by SCP Communication, Inc.

3. Manner of Exercise

            (a) The option can be exercised only by Optionee or other proper party by delivering within the option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and be accompanied by payment in full of the option price for all shares designated in the notice.

            (b) Optionee may pay the option price in cash, by check (bank check, certified check or personal check), by money order, or with the approval of the Company (i) by delivering to the Company for cancellation certificates representing Common Stock of the Company with a fair market value as of the date of exercise equal to the option price or the portion thereof being paid by tendering such shares, (ii) by delivering to the Company a combination of cash, and by delivering for cancellation certificates representing Common Stock of the Company with an aggregate fair market value equal to the option price. For these purposes, the fair market value of the Company's Common Stock as of any date shall be reasonably determined in good faith by the Committee or the Board from time to time.

4. Restrictions on Issuance of Shares

            Notwithstanding the provisions of Section 2, the Company shall have no obligation to deliver any certificate or certificates representing shares of Common Stock upon exercise of an option until the following conditions shall be satisfied:

            (a) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and State securities laws as now in force or hereafter amended; or

            (b) Counsel for the Company shall have given an opinion that the issuance of such shares upon exercise of the option is exempt from registration under Federal and State securities laws as now in force or hereafter amended or the Company is otherwise satisfied in its discretion that such exercise complies with such securities laws; and

            (c) In either event the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

            The Company shall use reasonable efforts to the extent it deems practicable to bring about the compliance with the above conditions within a reasonable time except that the Company shall be under no obligation to cause a registration statement or a posteffective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised or to permit any Optionee to effect a registration of his or her shares in connection with a registration of shares by the Company.

5. Miscellaneous

            (a) This option is issued pursuant to the Plan and is subject to its terms. The terms of the Plan are available for inspection during business hours at the principal offices of the Company.

            (b) This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Optionee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to Optionee upon exercise of this option.

            (c) The exercise of all or any part of this option shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or Federal or State securities or other laws.

            (d) If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other similar change in the corporate structure of the Company, and all or any portion of the option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding option shall be made by the Company, in order to prevent dilution or enlargement of option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Stock and the price per share subject to the outstanding option.

            (e) The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

            (f) The Plan permits the Board or Committee to provide for terms in the grant of an option thereunder that differ from the terms of the Plan and, accordingly, the terms of this Agreement shall govern with respect to any conflict between this Agreement and the Plan.

6. Notices

            Notices to be given hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, return receipt requested, and addressed, if to the Optionee at 134 West 29th Street, New York, New York, or such other address as the Optionee specifies in writing to the Company, and if to the Company to its then principal office.

7. Entire Agreement

            This instrument contains the entire agreement between the parties and supersedes all prior agreements and may be changed only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

8. Governing Law

            This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

9. Severability

            In case any one or more of the provisions hereof shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the balance of this Agreement in order to render the same valid and enforceable.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

OPTIONEE:



By:_________________________
Name:


Medscape, Inc.


By:_________________________
Title: Peter Frishauf, Acting CEO